UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 10, 2007

EMERGING VISION, INC.
(Exact name of registrant as specified in its charter)

New York	No.001-14128	No.11-3096941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Quentin Roosevelt Boulevard
Garden City, New York 11530
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (516) 390-2100

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 7, 2007, Emerging Vision, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission that included information under Item 2.01 thereof reporting that the Company had acquired, through its wholly owned subsidiary, all of the equity ownership interests in 1725758 Ontario Inc. (formerly 757979 Ontario Inc.), d/b/a The Optical Group (“TOG”), and substantially all of the tangible and intangible assets of Corowl Optical Credit Services, Inc. (“COC”), both incorporated and located in the province of Ontario, Canada.  In response to parts (a) and  (b) of Item 9.01 of such Form 8-K, the Company stated that it would file or furnish, as applicable, the required financial information and pro forma financial statements for TOG and COC by amendment.  This Form 8-K/A is being filed to provide the required financial information.

Item 9.01                      Financial Statements and Exhibits

a)  Financial Statements of Business Acquired
b)  Pro Forma Financials Statements

 Exhibits
a.	Exhibit 23.1 Consent of Miller Ellin & Company, LLP.

a)	Financial Statements of Business Acquired

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2006
TABLE OF CONTENTS

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	5

BALANCE SHEET AS OF DECEMBER 31, 2006	6

STATEMENT OF INCOME AND COMPREHENSIVE INCOME FOR THE YEAR ENDED DECEMBER 31, 2006	7

STATEMENT OF SHAREHOLDER’S EQUITY FOR THE YEAR ENDED
DECEMBER 31, 2006	8

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2006	9

NOTES TO FINANCIAL STATEMENTS	10 – 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder of 1725758 Ontario Inc. (formerly 757979 Ontario Inc.):

We have audited the accompanying balance sheet of 1725758 Ontario Inc. (formerly 757979 Ontario Inc.) (incorporated in the province of Ontario, Canada) (the “Company”) as of December 31, 2006, and the related statements of income and comprehensive income, shareholder's equity and cash flows for the year then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1725758 Ontario Inc. (formerly 757979 Ontario Inc.) as of December 31, 2006, and the results of its operations and its cash flows for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States.

New York, New York                                                                                     /S/ MILLER ELLIN & COMPANY LLP
June 22, 2007, (except as to Footnote                                                         Certified Public Accountants
8, which is dated August 10, 2007)

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
BALANCE SHEET
DECEMBER 31, 2006

ASSETS

Current assets:
Cash and cash equivalents	$161,380
Accounts receivable, net of allowance of $6,506	2,162,675
Due from related party	79,270
Prepaid expenses and other current assets	14,114
Total current assets	2,417,439

Property and equipment, net	32,461
Total assets	$2,449,900

LIABILITIES AND SHAREHOLDER’S EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$2,162,066
Total current liabilities	2,162,066

Commitment	-

Shareholder’s equity:
Common stock, no par value; 100 shares issued and outstanding	86
Retained earnings	149,966
Accumulated comprehensive income	137,782
Total shareholder’s equity	287,834
Total liabilities and shareholder’s equity	$2,449,900

The accompanying notes are an integral part of this financial statement.

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
STATEMENT OF INCOME AND COMPREHENSIVE INCOME
YEAR ENDED DECEMBER 31, 2006

Sales	$32,802,163
Cost of sales	31,669,863
Gross profit	1,132,300

Operating expenses:
Selling, general and administrative	932,988

Operating income	199,312

Income tax expense	45,382

Net income	153,930

Comprehensive income:
Foreign currency translation adjustments	(3,764)
Comprehensive income	$150,166

The accompanying notes are an integral part of this financial statement.

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
STATEMENT OF SHAREHOLDER’S EQUITY
YEAR ENDED DECEMBER 31, 2006

	Common Stock	Retained Earnings	Accumulated Comprehensive Income	Total Shareholder’s Equity

Balance as of December 31, 2005	$86	$554,642	$141,546	$696,274
Net income	-	153,930	-	153,930
Other comprehensive (loss)	-	-	(3,764)	(3,764)
Dividends	-	(558,606)	-	(558,606)
Balance as of December 31, 2006	$86	$149,966	$137,782	$287,834

The accompanying notes are an integral part of this financial statement.

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2006

Cash flows from operating activities:
Net income	$153,930
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,698
Provision for doubtful accounts	36,739
Changes in operating assets and liabilities:
Accounts receivable	(343,239)
Prepaid expenses and other current assets	(1,262)
Accounts payable and accrued liabilities	301,628
Net cash provided by operating activities	173,494

Cash flows from investing activities:
Purchases of property and equipment	(19,820)
Net cash used in investing activities	(19,820)

Cash flows from financing activities:
Dividends paid	(558,606)
Net proceed from repayment of related party advances	46,493
Net cash used in financing activities	(512,113)
Effect of foreign exchange rate changes on cash	(3,764)
Net decrease in cash	(362,203)
Cash – beginning of year	523,583
Cash – end of year	$161,380

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$-
Taxes	$48,128

The accompanying notes are an integral part of this financial statement.

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION:

1725758 Ontario Inc. (formerly 757979 Ontario Inc.) (the “Company”) operates an optical group purchasing business which provides its members with vendor discounts on optical products for resale.  The Company currently has approximately 525 active members in its optical group purchasing business.  Such members are typically independent optical retailers.  The Company was incorporated in the Province of Ontario, Canada on February 3, 1988 under the Ontario Business Corporations Act.

On June 15, 2007, 757979 Ontario Inc. merged into 1725758 Ontario Inc. under the provisions of the Ontario Business Corporations Act.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the dates of such financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.  Significant estimates made by management include, but are not limited to income tax liabilities and allowances on accounts receivable.

Cash and cash equivalents

Cash represents cash on deposit with financial institutions.  All highly liquid investments with a maturity date of three months or less are considered cash equivalents.  The Company’s cash equivalents are invested in Canadian treasury accounts.

Fair Value of Financial Instruments

In determining the fair value of its financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing as of December 31, 2006.  For the majority of financial instruments, including receivables, standard market conventions and techniques, such as discounted cash flow analysis, replacement cost and termination cost, are used to determine fair value.  All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Property and Equipment, net

Property and equipment, net, are recorded at cost, less accumulated depreciation and amortization.  Depreciation and amortization are recorded using the straight-line and declining-balance methods over the useful lives of the respective classes of assets.  All depreciation and amortization costs are reflected in selling, general and administrative expenses in the Statement of Income and Comprehensive Income for the year ended December 31, 2006.

Impairment of Long-Lived Assets

The Company follows the provisions of the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable, but amends the prior accounting and reporting standards for segments of a business to be disposed of.  The Company periodically evaluates its long-lived assets based on, among other factors, the estimated, undiscounted future cash flows expected to be generated from such assets in order to determine if impairment exists.  For the year ended December 31, 2006, the Company did not record any impairment charges.

Revenue Recognition and Cost of Sales

The Company follows the requirements of SEC Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition.”  The Company derives its revenue from the product pricing extended to its members associated with the sale of vendor’s eye care products to such members.  The Company does not carry any inventory as members’ orders are shipped directly to the member from the vendors.  Accordingly, revenues and the related cost of sales are recognized when delivery has occurred, prices to buyers are fixed or determinable, and collectibility is reasonably assured.

Cost of sales include the Company’s cost of product (based on the volume purchasing power from ordering for its members as a group) from its vendors, the associated shipping and freight costs, less certain discounts for the Company’s guaranteed prompt payment.

Selling, General and Administrative Expenses

Selling, general and administrative expenses primarily include payroll and related benefits, rent, other overhead, depreciation, and advertising.

Advertising Costs

The Company expenses advertising costs as incurred.  Advertising costs aggregated approximately $37,000 for the year ended December 31, 2006, and is reflected in selling, general and administrative expenses on the accompanying Statement of Income and Comprehensive Income.

Comprehensive Income

The Company follows the provisions of SFAS No. 130, “Reporting Comprehensive Income,” which establishes rules for the reporting of comprehensive income and its components.  Comprehensive income is defined as the change in equity from transactions and other events and circumstances other than those resulting from investments by owners and distributions to owners.  The Company’s comprehensive income is comprised of the cumulative translation adjustment arising from the conversion of foreign currency.

Foreign Currency Translation

The financial position and results of operations of the Company were measured using the Company’s local currency (Canadian Dollars) as the functional currency.  Balance sheet accounts are translated from the foreign currency into U.S. Dollars at the year-end rate of exchange.  Income and expenses are translated at the weighted average rates of exchange for the year.  The resulting translation gain from the conversion of foreign currency to U.S. Dollars is included as a component of comprehensive income for the year ended December 31, 2006 and is recorded directly to accumulated comprehensive income within the Statement of Shareholder’s Equity.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes.”  Income taxes are based on pretax financial income and calculated using the applicable Canadian federal and provincial tax rates.  As of December 31, 2006, there were no material temporary differences.

In July 2006, the FASB issued Interpretation (“FIN”) No. 48 “Accounting for Uncertainty in Income Taxes – An Interpretation of SFAS No. 109.”  FIN 48 prescribes a recognition threshold and measurement attribute for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return.  FIN 48 will require that the financial statements reflect expected future tax consequences of such positions presuming the taxing authorities’ full knowledge of the position and all relevant facts, but without considering time values.  FIN 48 is effective for annual periods beginning after December 15, 2006.  The Company is currently evaluating the impact on its financial statements.

Concentration of Credit Risk

Cash
The Company maintains cash balances with financial institutions, which, at times, may exceed the Canada Deposit Insurance Corporation.  The Company has not experienced any losses to date as a result of this policy, and management believes there is little risk of loss.

Receivables
The Company operates predominantly in Canada, and its receivables are primarily from members that operate retail optical stores in Canada.  The Company estimates an allowance for doubtful accounts based on its members’ financial condition and collection history.  Management believes the Company’s allowances are sufficient to cover any losses related to its inability to collect its accounts receivable.  Accounts receivable are written-off when significantly past due and deemed uncollectible by management.

Vendors
The Company utilizes certain key vendors to provide its members with a broad spectrum of product purchasing options.  If one of these key vendors ceases to do business with the Company, or ceases to exist, the Company could see a decrease in the amount of product purchased by its members, thus decreasing sales and net income.  Management believes that there is a sufficient number of competing vendors and enough of a product mix to offset any changes to the Company’s key vendors.

As of December 31, 2006, accounts payable relating to its two most significant vendors was as follows:

Vendor	Percentage of Accounts Payable
A	19.5%
B	13.0%
32.5%

NOTE 3 – PROPERTY AND EQUIPMENT, NET:

Property and equipment, net, consists of the following:

	As of	Estimated
	December 31, 2006	Useful Lives

Furniture and fixtures	$26,699	5 years
Leasehold improvements	10,952	*
Computer equipment	43,433	3 years
Software	42,090	3 years
	123,174
Less: Accumulated depreciation and amortization	(90,713)
	$32,461

* Based upon the lesser of the assets’ useful lives or the term of the lease of the related property.

Depreciation and amortization expense totaled $25,698 and is included in selling, general and administrative expenses in the Statement of Income for the year ended December 31, 2006.

NOTE 4 –RELATED PARTY TRANSACTIONS:

During 2006, the Company leased its administrative and executive offices, located in Oshawa, Canada, from Grant Osborne, the Company’s sole shareholder.  For the year ended December 31, 2006, the Company paid approximately $42,000 for rent and related charges under this lease.  Management believes that the lease is at fair market value.  The lease expired in July 2007 and is currently month-to-month.

At various times during 2006, the Company loaned funds to its sole shareholder during the ordinary course of business.  As of December 31, 2006, the Company was owed $79,270 from such shareholder.  During 2007, the shareholder repaid all such borrowings.

NOTE 5 – COMMITMENT:

Operating Lease Commitment

During the year ended December 31, 2006, the Company leased its executive and administrative offices, located in Oshawa, Canada, from its sole shareholder.  Such lease expired in July 2007 and is currently month-to-month.  As of December 31, 2006, the approximate minimum future rental payments on this lease, in the aggregate, are as follows:

Total Lease Obligations

2007	$18,000

NOTE 6 – SHAREHOLDERS’ EQUITY:

The Company has 100 authorized, issued and outstanding common shares having no par value, which was owned by its sole shareholder.  In December 2006, the Company authorized and paid a cash dividend of approximately $5,586 per common share to such shareholder.

NOTE 7 – INCOME TAXES:

The provision for income taxes for the year ended December 31, 2006 consists of the following:

Canadian taxes:
Federal	$32,332
Provincial	13,050
$45,382

NOTE 8 – SUBSEQUENT EVENT:

Sale of Company

On August 10, 2007, effective July 31, 2007 and pursuant to a Business Purchase Agreement dated June 29, 2007, the Company was sold to OG Acquisition, Inc., a wholly-owned subsidiary of Emerging Vision, Inc., for an aggregate purchase price of approximately $3,600,000.

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
FINANCIAL STATEMENTS
FOR THE SEVEN MONTHS ENDED JULY 31, 2007
TABLE OF CONTENTS

PAGE

BALANCE SHEET AS OF JULY 31, 2007 (UNAUDITED)	16

STATEMENT OF INCOME AND COMPREHENSIVE INCOME FOR THE SEVEN MONTHS ENDED JULY 31, 2007 (UNAUDITED)	17

STATEMENT OF SHAREHOLDER’S EQUITY FOR THE SEVEN MONTHS ENDED JULY 31, 2007 (UNAUDITED)	18

STATEMENT OF CASH FLOWS FOR THE SEVEN MONTHS ENDED JULY 31, 2007 (UNAUDITED)	19

NOTES TO FINANCIAL STATEMENTS	20 – 24

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
BALANCE SHEET
JULY 31, 2007
(UNAUDITED)

ASSETS

Current assets:
Cash and cash equivalents	$62,598
Accounts receivable	3,781,893
Due from related party	46,076
Prepaid expenses and other current assets	2,812
Total current assets	3,893,379

Property and equipment, net	24,309
Total assets	$3,917,688

LIABILITIES AND SHAREHOLDER’S EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$3,617,483
Total current liabilities	3,617,483

Shareholder’s equity:
Common stock, no par value; 100 shares issued and outstanding	86
Retained earnings	132,617
Accumulated comprehensive income	167,502
Total shareholder’s equity	300,205
Total liabilities and shareholder’s equity	$3,917,688

The accompanying notes are an integral part of this financial statement.

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE SEVEN MONTHS ENDED JULY 31, 2007
(UNAUDITED)

Sales	$23,541,630
Cost of sales	22,573,374
Gross profit	968,256

Operating expenses:
Selling, general and administrative	544,414

Operating income	423,842

Income tax expense	93,245

Net income	330,597

Comprehensive income:
Foreign currency translation adjustments	29,720
Comprehensive income	$360,317

The accompanying notes are an integral part of this financial statement.

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
STATEMENT OF SHAREHOLDER’S EQUITY
FOR THE SEVEN MONTHS ENDED JULY 31, 2007

	Common Stock	Retained Earnings	Accumulated Comprehensive Loss	Total Shareholder’s Equity

Balance as of December 31, 2006	$86	$149,966	$137,782	$287,834
Net income	-	330,597	-	330,597
Other comprehensive income	-	-	29,720	29,720
Dividends	-	(347,946)	-	(347,946)
Balance as of July 31, 2007, (unaudited)	$86	$132,617	$167,502	$300,205

The accompanying notes are an integral part of this financial statement.

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
STATEMENT OF CASH FLOWS
FOR THE SEVEN MONTHS ENDED JULY 31, 2007
(UNAUDITED)

Cash flows from operating activities:
Net income	$330,597
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,508
Provision for doubtful accounts	10,295
Changes in operating assets and liabilities:
Accounts receivable	(1,629,513)
Prepaid expenses and other current assets	11,302
Accounts payable and accrued liabilities	1,455,417
Net cash provided by operating activities	191,606

Cash flows from investing activities:
Purchases of property and equipment	(5,356)
Net cash used in investing activities	(5,356)

Cash flows from financing activities:
Dividends paid	(347,946)
Net proceeds from repayment of related party advances	33,194
Net cash used in financing activities	(314,752)
Effect of foreign exchange rate changes	29,720
Net decrease in cash	(98,782)
Cash – beginning of year	161,380
Cash – end of year	$62,598

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$-
Taxes	$30,490

The accompanying notes are an integral part of this financial statement.

1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.)
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION:

1725758 Ontario Inc. (formerly 757979 Ontario Inc.) (the “Company”) operates an optical group purchasing business which provides its members with vendor discounts on optical products for resale.  The Company currently has approximately 525 active members in its optical group purchasing business.  Such members are typically independent optical retailers.  The Company was incorporated in the Province of Ontario on February 3, 1988 under the Ontario Business Corporations Act.

On June 15, 2007, 757979 Ontario Inc. merged into 1725758 Ontario Inc. under the provisions of the Ontario Business Corporations Act.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the dates of such financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.  Significant estimates made by management include, but are not limited to income tax liabilities and on accounts receivable.

Cash and cash equivalents

Cash represents cash on deposit with financial institutions.  All highly liquid investments with a maturity date of three months or less are considered cash equivalents.  The Company’s cash equivalents are invested in Canadian treasury accounts.

Fair Value of Financial Instruments

In determining the fair value of its financial instruments, the Company uses a variety of methods and assumptions that are based on market conditions and risks existing as of July 31, 2007.  For the majority of financial instruments, including receivables, standard market conventions and techniques, such as discounted cash flow analysis, replacement cost and termination cost, are used to determine fair value.  All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Property and Equipment, net

Property and equipment, net, are recorded at cost, less accumulated depreciation and amortization.  Depreciation and amortization are recorded using the straight-line and declining-balance methods over the useful lives of the respective classes of assets.  All depreciation and amortization costs are reflected in selling, general and administrative expenses in the Statement of Income and Comprehensive Income for the seven months ended July 31, 2007.

Impairment of Long-Lived Assets

The Company follows the provisions of the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable, but amends the prior accounting and reporting standards for segments of a business to be disposed of.  The Company periodically evaluates its long-lived assets based on, among other factors, the estimated, undiscounted future cash flows expected to be generated from such assets in order to determine if impairment exists.  For the seven months ended July 31, 2007, the Company did not record any impairment charges.

Revenue Recognition and Cost of Sales

The Company follows the requirements of SEC Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition.”  The Company derives its revenue from the product pricing extended to its members associated with the sale of vendor’s eye care products to such members.  The Company does not carry any inventory as members’ orders are shipped directly to the member from the vendors.  Accordingly, revenues and the related cost of sales are recognized when delivery has occurred, prices to buyers are fixed or determinable, and collectibility is reasonably assured.

Cost of sales include the Company’s cost of product (based on the volume purchasing power from ordering for its members as a group) from its vendors, the associated shipping and freight costs, less certain discounts for the Company’s guaranteed prompt payment.

Selling, General and Administrative Expenses

Selling, general and administrative expenses primarily include payroll and related benefits, rent, other overhead, depreciation, and advertising.

Advertising Costs

The Company expenses advertising costs as incurred.  Advertising costs aggregated approximately $18,000 for the seven months ended July 31, 2007, and is reflected in selling, general and administrative expenses on the accompanying Statement of Income and Comprehensive Income.

Comprehensive Income

The Company follows the provisions of SFAS No. 130, “Reporting Comprehensive Income,” which establishes rules for the reporting of comprehensive income and its components.  Comprehensive income is defined as the change in equity from transactions and other events and circumstances other than those resulting from investments by owners and distributions to owners.  The Company’s comprehensive income is comprised of the cumulative translation adjustment arising from the conversion of foreign currency.

Foreign Currency Translation

The financial position and results of operations of the Company were measured using the Company’s local currency (Canadian Dollars) as the functional currency.  Balance sheet accounts are translated from the foreign currency into U.S. Dollars at the year-end rate of exchange.  Income and expenses are translated at the weighted average rates of exchange for the year.  The resulting translation gain from the conversion of foreign currency to U.S. Dollars is included as a component of comprehensive income for the seven months ended July 31, 2007 and is recorded directly to accumulated comprehensive income within the Statement of Shareholder’s Equity.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes.”  Income taxes are based on pretax financial income and calculated using the applicable Canadian federal and provincial tax rates.  As of July 31, 2007, there were no material temporary differences.

Concentration of Credit Risk

Cash
The Company maintains cash balances with financial institutions, which, at times, may exceed the Canada Deposit Insurance Corporation.  The Company has not experienced any losses to date as a result of this policy, and management believes there is little risk of loss.

Receivables
The Company operates predominantly in Canada, and its receivables are primarily from members that operate retail optical stores in Canada.  The Company estimates an allowance for doubtful accounts based on its members’ financial condition and collection history.  Management believes the Company’s allowances are sufficient to cover any losses related to its inability to collect its accounts receivable.  Accounts receivable are written-off when significantly past due and deemed uncollectible by management.

Vendors
The Company utilizes certain key vendors to provide its members with a broad spectrum of product purchasing options.  If one of these key vendors ceases to do business with the Company, or ceases to exist, the Company could see a decrease in the amount of product purchased by its members, thus decreasing sales and net income.  Management believes that there is a sufficient number of competing vendors and enough of a product mix to offset any changes to the Company’s key vendors.

NOTE 3 – PROPERTY AND EQUIPMENT, NET:

Property and equipment, net, consists of the following:

	As of	Estimated
	July 31, 2007	Useful Lives

Furniture and fixtures	$29,167	5 years
Leasehold improvements	11,964	*
Computer equipment	47,446	3 years
Software	49,046	3 years
	137,623
Less: Accumulated depreciation and amortization	(113,314)
	$24,309

* Based upon the lesser of the assets’ useful lives or the term of the lease of the related property.

Depreciation and amortization expense totaled $13,508 and is included in selling, general and administrative expenses in the Statement of Income for the seven months ended July 31, 2007.

NOTE 4 –RELATED PARTY TRANSACTIONS:

During the first seven months of 2007, the Company leased its administrative and executive offices, located in Oshawa, Canada, from Grant Osborne, the Company’s sole shareholder.  For the seven months ended July 31, 2007, the Company paid approximately $28,000 for rent and related charges under this lease.  Management believes that the lease is at fair market value.  The lease expired at the end of July 2007 and is currently month-to-month.

At various times during 2007, the Company loaned funds to its sole shareholder during the ordinary course of business.  As of July 31, 2007, the Company was owed $46,076 from such shareholder.  In August 2007, the shareholder repaid all such borrowings.

NOTE 5 – SHAREHOLDERS’ EQUITY:

The Company has 100 authorized, issued and outstanding common shares having no par value, which was owned by its sole shareholder.  On various dates throughout the first seven months of 2007, the Company authorized and paid cash dividends of approximately $3,479 per common share to such shareholder.

NOTE 6 – INCOME TAXES:

The provision for income taxes for the seven months ended July 31, 2007 consists of the following:

Canadian taxes:
Federal	$65,272
Provincial	27,973
$93,245

NOTE 7 – SUBSEQUENT EVENT:

Sale of Company

On August 10, 2007, effective July 31, 2007 and pursuant to a Business Purchase Agreement dated June 29, 2007, the Company was sold to OG Acquisition, Inc., a wholly-owned subsidiary of Emerging Vision, Inc., for an aggregate purchase price of approximately $3,600,000.

b)	Pro Forma Financial Statements

Emerging Vision, Inc. and Subsidiaries, Combine Optical Management Corporation,
1725758 Ontario Inc. (formerly 757979 Ontario Inc.) and Corowl Optical Credit Services Inc.
Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Financial Information

On September 29, 2006, and effective as of August 1, 2006, Emerging Vision, Inc. (“EVI”) (the “Company”), through EVI’s wholly-owned subsidiary, COM Acquisition, Inc., acquired substantially all of the tangible and intangible assets and business of Combine Optical Management Corporation (“COM”), a Florida corporation that operates an optical group purchasing business.  The purchase price was as follows: (i) $2,473,000 in cash, $700,000 of which was paid at closing, and the aggregate balance of which ($1,773,000) is payable in accordance with the terms of two promissory notes, the first of which is in the original principal amount of $1,273,000 payable (without interest) in four annual installments commencing on October 1, 2007, and the second of which is in the original principal amount of $500,000 payable (with interest at 7% per annum) in sixty monthly installments of $9,960, and (ii) options issued to Neil Glachman to purchase 3,515,625 shares of EVI’s common stock, at an exercise price per share of $0.15, of which 2,187,500 may be put back to EVI during the period commencing September 29, 2010 and ending on September 28, 2016, at a put price per share of $0.32.

On August 10, 2007, and effective as of July 31, 2007, the Company, through its wholly-owned subsidiary OG Acquisition, Inc., acquired all of the outstanding equity interests of 1725758 Ontario Inc. (formerly 757979 Ontario Inc.) (d/b/a The Optical Group) (“TOG”) and substantially all of the assets of Corowl Optical Credit Services Inc. (“COC”) for an aggregate purchase price of $3,800,000 CAD (approximately $3,600,000 USD).  TOG is based in Ontario, Canada and operates an optical group purchasing business.  COC is based in Ontario, Canada and operates a credit reference business within the optical industry.

The purchases were accounted for as business purchase transactions with the assets acquired and liabilities assumed recorded at their respective fair values.  The results of COM’s operations have been included in the Company’s consolidated financial statements from the effective date of the acquisition, and TOG and COC operations will be included in the Company’s future consolidated financial statements from the effective date of the acquisitions.

The following unaudited pro forma condensed combined financial information, with explanatory notes, present how the combined financial statements of EVI and its subsidiaries, and COM, TOG and COC may have appeared had the businesses actually been consolidated as of December 31, 2006 and for the year then ended, and present how the combined financial statements of EVI and its subsidiaries (including COM) and TOG and COC may have appeared had the businesses actually been consolidated as of July 31, 2007 and for the seven months then ended.  The unaudited condensed combined pro forma financial information includes the historical financial information of EVI and its subsidiaries, and COM, TOG and COC for the aforementioned dates and periods.

The unaudited pro forma condensed combined financial statements may not be indicative of the actual results of the combined businesses had the acquisitions occurred on January 1, 2006.  The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and the related notes of EVI, COM, TOG and COC.

EMERGING VISION, INC. AND SUBSIDIARIES, 1725758 ONTARIO INC.
(formerly 757979 ONTARIO INC.) AND COROWOL OPTICAL CREDIT SERVICES INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
DECEMBER 31, 2006
(UNAUDITED) (IN THOUSANDS)

ASSETS	EVI	TOG	COC	Pro Forma Adjustments	Combined

Current Assets:
Cash and cash equivalents	$1,289	$161	$3	$1,208	$2,661
Franchise receivables, net of allowance of $110	1,620	-	-	-	1,620
Optical purchasing group receivables, net of allowance of $47	1,914	2,163	-	-	4,077
Other receivables, net of allowance of $2	312	-	1	-	313
Current portion of franchise notes receivable, net of allowance of $44	79	-	-	-	79
Inventories, net	431	-	-	-	431
Prepaid expenses and other current assets	648	93	51	(130)	662
Deferred tax asset, current portion	600	-	-	-	600
Total current assets	6,893	2,417	55	1,078	10,443

Property and equipment, net	923	32	-	-	955
Franchise notes receivable, net of allowance of $5	214	-	-	-	214
Deferred tax asset, net of current portion	800	-	-	-	800
Goodwill	2,745	-	-	-	2,745
Excess cost over net tangible assets acquired	-	-	-	3,609	3,609
Intangibles, net	808	-	-	-	808
Other assets, net	214	-	-	-	214
Total assets	$12,597	$2,449	$55	$4,687	$19,788

LIABILITIES AND SHAREHOLDERS’ EQUITY	EVI	TOG	COC	Pro Forma Adjustments	Combined

Current Liabilities:
Accounts payable and accrued liabilities	$4,595	$-	$11	$-	$4,606
Optical purchasing group payables	1,760	2,162	-	-	3,922
Accrual for store closings	37	-	-	-	37
Short-term debt	991	-	-	-	991
Related party borrowings	183	-	-	-	183
Total current liabilities	7,566	2,162	11	-	9,739

Long-term debt	1,185	-	-	3,609	4,794
Related party borrowings	8	-	-	-	8
Franchise deposits and other liabilities	487	-	-	-	487

Commitments and contingencies	-	-	-	-	-

Shareholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized; Senior Convertible Preferred Stock, $100,000 liquidation preference per share; 0.74 shares issued and outstanding	74	-	-	-	74
Common stock, $0.01 par value per share; 150,000,000 shares authorized; 70,506,035 shares issued and 70,323,698 shares outstanding	705	-	-	-	705
Treasury stock, at cost, 182,337 shares	(204)	-	-	-	(204)
Additional paid-in capital	127,062	-	-	-	127,062
Accumulated comprehensive income (loss)	-	137	-	(131)	6
(Accumulated deficit) / Retained Earnings	(124,286)	150	44	1,209	(122,883)
Total shareholders’ equity	3,351	287	44	1,078	4,760
Total liabilities and shareholders’ equity	$12,597	$2,449	$55	$4,687	$19,788

The accompanying notes are an integral part of this pro forma condensed combined financial statement.

EMERGING VISION, INC. AND SUBSIDIARIES, COMBINE OPITCAL MANAGEMENT CORPORATION,
1725758 ONTARIO INC. (formerly 757979 ONTARIO INC.) AND COROWL OPTICAL CREDIT SERVICES INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
YEAR ENDED DECEMBER 31, 2006
(UNAUDITED) (IN THOUSANDS)

	EVI	COM	TOG	COC	Pro Forma Adjustments	Combined

Revenues:
Net sales	$7,287	$-	$-	$-	$-	$7,287
Optical purchasing group sales	7,186	9,407	32,802	-	-	49,395
Franchise royalties	7,042	-	-	-	-	7,042
Other franchise related fees	197	-	-	-	-	197
Total revenue	21,712	9,407	32,802	-	-	63,921

Costs and expenses:
Cost of sales	7,712	8,817	31,670	-	-	48,199
Selling, general and administrative expenses	13,613	463	933	2	(821)	14,190
Total costs and expenses	21,325	9,280	32,603	2	(821)	62,389

Operating income (loss)	387	127	199	(2)	821	1,532

Other income (expense):
Interest on franchise notes receivable	45	-	-	-	-	45
Other income	118	-	-	22	-	140
Gain on sales of company-owned stores to franchisees	268	-	-	-	-	268
Interest expense	(48)	-	-	-	-	(48)
Total other income	383	-	-	22	-	405

Income from continuing operations before income tax benefit/(provision for income taxes)	770	127	199	20	821	1,937
Income tax benefit/(provision for income taxes)	1,249	-	(45)	(4)	28	1,228
Income from continuing operations	2,019	127	154	16	849	3,165

(Loss) from discontinued operations	(264)	-	-	-	-	(264)
Income tax benefit	105	-	-	-	-	105
(Loss) from discontinued operations	(159)	-	-	-	-	(159)
Net income	1,860	127	154	16	849	3,006

Comprehensive income:
Foreign currency translations adjustments	-	-	(4)	-	(131)	(135)
Comprehensive income	$1,860	$127	$150	$16	$718	$2,871

Net income per share – basic
Income from continuing operations	$0.03	$0.00	$0.00	$0.00	$0.01	$0.04
(Loss) from discontinued operations	-	-	-	-	-	-
Net income	$0.03	$0.00	$0.00	$0.00	$0.01	$0.04

Net income per share – diluted
Income from continuing operations	$0.02	$0.00	$0.00	$0.00	$0.01	$0.03
(Loss) from discontinued operations	-	-	-	-	-	-
Net income	$0.02	$0.00	$0.00	$0.00	$0.01	$0.03

Weighted-average number of common shares outstanding:
Basic	70,324	70,324	70,324	70,324	70,324	70,324
Diluted	111,556	111,556	111,556	111,556	111,556	111,556

The accompanying notes are an integral part of this pro forma condensed combined financial statement.

EMERGING VISION, INC. AND SUBSIDIARIES, 1725758 ONTARIO INC.
(formerly 757979 ONTARIO INC.) AND COROWL OPTICAL CREDIT SERVICES INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2006
(UNAUDITED) (IN THOUSANDS)

	EVI	COM	TOG	COC	Pro Forma Adjustments	Combined

Cash flows from operating activities:
Income from continuing operations	$2,019	$127	$154	$16	$849	$3,165
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	327	6	26	-	(6)	353
Provision for doubtful accounts	220	-	36	-	-	256
Deferred tax assets	(1,295)	-	-	-	-	(1,295)
Non-cash compensation charges related to options and warrants	534	-	-	-	-	534
Gain on the sale of Company-owned stores to franchisees	(268)	-	-	-	-	(268)
Changes in operating assets and liabilities:
Franchise and other receivables	(151)	-	-	-	-	(151)
Optical purchasing group receivables	(518)	(363)	(343)	-	(1,800)	(3,024)
Inventories	54	-	-	-	-	54
Prepaid expenses and other current assets	(253)	(19)	(1)	-	19	(254)
Intangible and other assets	(148)	-	-	-	-	(148)
Accounts payable and accrued liabilities	546	-	-	1	-	547
Optical purchasing group payables	414	327	301	-	1,763	2,805
Franchise deposits and other liabilities	(180)	-	-	-	-	(180)
Net cash provided by operating activities	1,301	78	173	17	825	2,394

Cash flows from investing activities:
Franchise notes receivable issued	(143)	-	-	-	-	(143)
Proceeds from franchise and other notes receivable	277	-	-	-	-	277
Proceeds from the sale of Company-owned stores to franchisees	250	-	-	-	-	250
Purchases of property and equipment	(388)	(28)	(19)	-	28	(407)
Acquisitions	(700)	-	-	-	(3,609)	(4,309)
Net cash used in investing activities	(704)	(28)	(19)	-	(3,581)	(4,332)

Cash flows from financing activities:
Cash dividends paid	-	-	(559)	-	559	-
Net proceeds from related party	-	-	47	-	133	180
Advances to related party	-	-	-	(51)	51	-
Borrowings under credit facility	-	-	-	-	3,609	3,609
Payments on borrowings	(85)	(8)	-	-	-	(93)
Net cash used in by financing activities	(85)	(8)	(512)	(51)	4,352	3,696

Effect of foreign currency exchange rates	-	-	(4)	-	(131)	(135)
Net cash provided by (used in) continuing operations	512	42	(362)	(34)	1,465	1,623
Net cash used in discontinued operations	(39)	-	-	-	-	(39)
Net increase (decrease) in cash and cash equivalents	473	42	(362)	(34)	1,465	1,584
Cash and cash equivalents – beginning of year	816	-	523	37	-	1,376
Cash and cash equivalents – end of year	$1,289	$42	$161	$3	$1,465	$2,960

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$8	$-	$-	$-	$-	$8
Taxes	$34	$-	$48	$-	$-	$82

Non-cash investing and financing activities:
Accounts receivable, property and equipment, intangible assets and goodwill acquired in connection with the purchase of Combine Optical Management Corporation	$1,773	$-	$-	$-	$-	$1,773

The accompanying notes are an integral part of this pro forma condensed combined financial statement.

The unaudited pro forma condensed combined financial statements may not be indicative of the actual results of the combined businesses had the acquisition occurred on January 1, 2007.  The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and the related notes of EVI, TOG and COC.

EMERGING VISION, INC. AND SUBSIDIARIES, 1725758 ONTARIO INC.
(formerly 757979 ONTARIO INC.) AND COROWL OPTICAL CREDIT SERVICES INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
JULY 31, 2007
(UNAUDITED) (IN THOUSANDS)

ASSETS	EVI	TOG	COC	Pro Forma Adjustments	Combined

Current Assets:
Cash and cash equivalents	$985	$62	$17	$782	$1,846
Restricted cash	250	-	-	-	250
Franchise receivables, net of allowance of $145	2,225	-	-	-	2,225
Optical purchasing group receivables, net of allowance of $40	2,725	3,782	-	-	6,507
Other receivables, net of allowance of $2	600	-	2	-	602
Current portion of franchise notes receivable, net of allowance of $44	263	-	-	-	263
Inventories, net	447	-	-	-	447
Prepaid expenses and other current assets	593	49	56	(102)	596
Deferred tax asset, current portion	843	-	-	-	843
Total current assets	8,931	3,893	75	680	13,579

Property and equipment, net	1,393	24	-	-	1,417
Franchise notes receivable, net of allowance of $5	106	-	-	-	106
Deferred tax asset, net of current portion	979	-	-	-	979
Goodwill	2,544	-	-	-	2,544
Excess cost over net tangible assets acquired	-	-	-	3,609	3,609
Intangibles, net	757	-	-	-	757
Other assets	256	-	-	-	256
Total assets	$14,966	$3,917	$75	$4,289	$23,247

LIABILITIES AND SHAREHOLDERS’ EQUITY	EVI	TOG	COC	Pro Forma Adjustments	Combined

Current Liabilities:
Accounts payable and accrued liabilities	$5,424	$-	$2	$-	$5,426
Optical purchasing group payables	2,420	3,617	-	-	6,037
Short-term debt	482	-	-	-	482
Related party obligations	758	-	-	-	758
Total current liabilities	9,084	3,617	2	-	12,703

Long-term debt	1,116	-	-	3,609	4,725
Franchise deposits and other liabilities	431	-	-	-	431

Commitments and contingencies

Shareholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized; Senior Convertible Preferred Stock, $100,000 liquidation preference per share; 0.74 shares issued and outstanding	74	-	-	-	74
Common stock, $0.01 par value per share; 150,000,000 shares authorized; 70,506,035 shares issued and 70,323,698 shares outstanding	705	-	-	-	705
Treasury stock, at cost, 182,337 shares	(204)	-	-	-	(204)
Additional paid-in capital	127,135	-	-	-	127,135
Accumulated comprehensive income (loss)	-	167	-	14	181
(Accumulated deficit) / Retained Earnings	(123,375)	133	73	666	(122,503)
Total shareholders’ equity	4,335	300	73	680	5,388
Total liabilities and shareholders’ equity	$14,966	$3,917	$75	$4,289	$23,247

The accompanying notes are an integral part of this pro forma condensed combined financial statement.

EMERGING VISION, INC. AND SUBSIDIARIES, 1725758 ONTARIO INC.
(formerly 757979 ONTARIO INC.) AND COROWL OPTICAL CREDIT SERVICES INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
FOR THE SEVEN MONTHS ENDED JULY 31, 2007
(UNAUDITED) (IN THOUSANDS)

	EVI	TOG	COC	Pro Forma Adjustments	Combined

Revenues:
Net sales	$5,065	$-	$-	$-	$5,065
Optical purchasing group sales	10,393	23,541	-	-	33,934
Franchise royalties	4,054	-	-	-	4,054
Other franchise related fees	161	-	-	-	161
Total revenue	19,673	23,541	-	-	43,214

Costs and expenses:
Cost of sales	10,545	22,573	-	-	33,118
Selling, general and administrative expenses	8,569	544	1	(259)	8,855
Total costs and expenses	19,114	23,117	1	(259)	41,973

Operating income (loss)	559	424	(1)	259	1,241

Other (expense) income:
Interest on franchise notes receivable	26	-	-	-	26
Other income	57	-	25	-	82
Interest expense	(114)	-	-	-	(114)
Total other (expense) income	(31)	-	25	-	(6)

Income before benefit from (provision for) income taxes	528	424	24	259	1,235
Benefit from (provision for) income taxes	383	(93)	-	76	366
Net income	911	331	24	335	1,601

Comprehensive income:
Foreign currency translations adjustments	-	29	-	14	43
Comprehensive income	$911	$360	$24	$349	$1,644

Net income per share – diluted
Basic	$0.01	$0.01	$0.00	$0.01	$0.02
Diluted	$0.01	$0.01	$0.00	$0.00	$0.01

Weighted-average number of common shares outstanding:
Basic	70,324	70,324	70,324	70,324	70,324
Diluted	127,006	127,006	127,006	127,006	127,006

The accompanying notes are an integral part of this pro forma condensed combined financial statement.

EMERGING VISION, INC. AND SUBSIDIARIES, 1725758 ONTARIO INC.
(formerly 757979 ONTARIO INC.) AND COROWL OPTICAL CREDIT SERVICES INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF CASH FLOWS
FOR THE SEVEN MONTHS ENDED JULY 31, 2007
(UNAUDITED) (IN THOUSANDS)

	EVI	TOG	COC	Pro Forma Adjustments	Combined

Cash flows from operating activities:
Net income	$911	$331	$24	$335	$1,601
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	247	14	-	-	261
Provision for doubtful accounts	(1)	10	-	-	9
Deferred tax assets	(422)	-	-	-	(422)
Non-cash compensation charges related to options and warrants	73	-	-	-	73
Gain on the sale of company-owned store to franchisee	(5)	-	-	-	(5)
Changes in operating assets and liabilities:
Franchise and other receivables	(912)	-	(2)	-	(914)
Optical purchasing group receivables	(811)	(1,630)	-	-	(2,441)
Inventories	(16)	-	-	-	(16)
Prepaid expenses and other current assets	(195)	11	-	-	(184)
Intangible and other assets	210	-	-	-	210
Accounts payable and accrued liabilities	792	-	(8)	-	784
Optical purchasing group payables	660	1,456	-	-	2,116
Franchise deposits and other liabilities	(56)	-	-	-	(56)
Net cash provided by operating activities	475	192	14	335	1,016

Cash flows from investing activities:
Franchise notes receivable issued	(131)	-	-	-	(131)
Proceeds from franchise and other notes receivable	75	-	-	-	75
Purchases of property and equipment	(712)	(5)	-	-	(717)
Acquisitions	-	-	-	(3,609)	(3,609)
Net cash used in investing activities	(768)	(5)	-	(3,609)	(4,382)

Cash flows from financing activities:
Cash dividends paid	-	(348)	-	348	-
Net proceeds from related party	-	33	-	85	118
Borrowings under credit facility	350	-	-	3,609	3,959
Payments on long-term debt	(361)	-	-	-	(361)
Net cash (used in) provided by financing activities	(11)	(315)	-	4,042	3,716

Effect of foreign currency exchange rates	-	29	-	14	43
Net (decrease) increase in cash and cash equivalents	(304)	(99)	14	782	393
Cash and cash equivalents – beginning of year	1,289	161	3	-	1,453
Cash and cash equivalents – end of year	$985	$62	$17	$782	$1,846

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$29	$-	$-	$-	$29
Taxes	$37	$30	$-	$-	$67

The accompanying notes are an integral part of this pro forma condensed combined financial statement.

Emerging Vision, Inc. and Subsidiaries, Combine Optical Management Corporation, 1725758 Ontario Inc. (formerly 757979 Ontario Inc.) and Corowl Optical Credit Services Inc.
Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

NOTE 1 – BASIS OF PRO FORMA PRESENTATION

On September 29, 2006, and effective as of August 1, 2006, Emerging Vision, Inc. (“EVI”) (the “Company”), through EVI’s wholly-owned subsidiary, COM Acquisition, Inc., acquired substantially all of the tangible and intangible assets and business of Combine Optical Management Corporation (“COM”), a Florida corporation that operates an optical group purchasing business.  The purchase price was as follows: (i) $2,473,000 in cash, $700,000 of which was paid at closing, and the aggregate balance of which ($1,773,000) is payable in accordance with the terms of two promissory notes, the first of which is in the original principal amount of $1,273,000 payable (without interest) in four annual installments commencing on October 1, 2007, and the second of which is in the original principal amount of $500,000 payable (with interest at 7% per annum) in sixty monthly installments of $9,960, and (ii) options issued to Neil Glachman to purchase 3,515,625 shares of EVI’s common stock, at an exercise price per share of $0.15, of which 2,187,500 may be put back to EVI during the period commencing September 29, 2010 and ending on September 28, 2016, at a put price per share of $0.32.

On August 10, 2007, and effective as of July 31, 2007, the Company, through its wholly-owned subsidiary OG Acquisition, Inc., acquired all of the outstanding equity interests of 1725758 Ontario Inc. (formerly 757979 Ontario Inc.) (“TOG”) and substantially all of the assets of Corowl Optical Credit Services Inc. (“COC”) for an aggregate purchase price of $3,800,000 CAD (approximately $3,600,000 USD).  TOG is based in Ontario, Canada and operates an optical group purchasing business.  COC is based in Ontario, Canada and operates a credit reference business within the optical industry.

The purchases were accounted for as business purchase transactions with the assets acquired and liabilities assumed recorded at their respective fair values.  The results of COM’s operations have been included in the Company’s consolidated financial statements from the effective date of the acquisition, and TOG and COC operations will be included in the Company’s future consolidated financial statements from the effective date of the acquisitions.

The accompanying unaudited pro forma condensed combined financial statements present how the combined financial statements of EVI and its subsidiaries, and COM, TOG and COC may have appeared had the businesses actually been consolidated as of December 31, 2006 and for the year then ended, and present how the combined financial statements of EVI and its subsidiaries (including COM) and TOG and COC may have appeared had the businesses actually been consolidated as of July 31, 2007 and for the seven months then ended.  The pro forma condensed combined financial statements may not be indicative of the actual results of the businesses had the acquisitions occurred on January 1, 2006 or on January 1, 2007, as the case may be.

The accompanying unaudited condensed combined pro forma financial statements should be read in conjunction with the historical financial statements and the related notes of EVI, COM, TOG and COC.

NOTE 2 – PRO FORMA ADJUSTMENTS

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(1)
The assets acquired and liabilities assumed in the TOG and COC purchase have been reflected at their fair values and the excess cost over net tangible assets acquired is reflected on the combined balance sheet as an intangible asset.  Additionally, the debt associated with the acquisition has been reflected on the combined balance sheets as of July 31, 2007 and December 31, 2006.  Remaining assets, liabilities and equity balances of TOG and COC have been adjusted accordingly.

(2)	Assets, liabilities and equity of TOG and COC that were not acquired or assumed by EVI have been eliminated at the beginning of each period.

(3)
Certain salary and related benefits have been excluded from selling, general and administrative expenses on the combined statement of income as the President of COM will be receiving a reduced salary from what he was receiving prior to the acquisition and the President of TOG and COC will not remain after the acquisition.  In addition, certain other related expenses will be absorbed by EVI’s existing resources.

(4)
Certain rental charges and related overhead expenses incurred by TOG have been excluded from selling, general and administrative expenses on the consolidated statements of income as the landlord will be reallocating certain real estate taxes and CAM adjustments amongst the other tenants in favor of the Company.

(5)
Certain professional fees have been excluded from selling, general and administrative expenses on the consolidated statements of income as EVI will be able to utilize its existing accounting, consulting and legal resources to handle the professional service needs that were previously engaged prior to the acquisitions.

(6)
Certain equipment leasing expenses incurred by COM have been excluded from selling, general and administrative expenses on the consolidated statements of operations as EVI will acquire and capitalize such equipment and depreciate over their respective useful lives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING VISION, INC.

By: /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer

Date:           September 21, 2007